Bryn Mawr Bank Corporation Announces the Acquisition of First Keystone Financial, Inc. November 3, 2009 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or
phrases such as "expect," "believe," "intend," "plan," "estimate," "may," "should," "will likely result," "will continue," "is anticipated," "estimate,"
"project" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to and involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those indicated in the forward-looking statements.  The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in forward looking statements:  (1) the businesses of Bryn Mawr Bank Corporation (“Bryn Mawr”) and First Keystone
Financial, Inc. (“First Keystone”) may not be combined successfully or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with the governmental approvals of the merger; (5) the shareholders of First Keystone may fail to approve the merger; (6) changes in general economic conditions, which could affect the volume of loan originations, deposit flows and real estate values, credit quality trends; (7) changes in laws, regulations or policies by government or regulatory agencies; (8) fluctuations in interest rates; (9) change in the demand for loans in the market areas in which Bryn Mawr and First Keystone conduct their respective business; and (10) competition from other financial services companies in Bryn Mawr's and First
Keystone's markets. These statements include, but are not limited to, statements about Bryn Mawr's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. Bryn Mawr cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Bryn Mawr undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Important Merger Information
Important Merger Information
This presentation does not constitute an offer of securities by Bryn Mawr. In connection with the proposed transaction, Bryn Mawr will file a registration statement on Form S-4 with the SEC. The registration statement will contain a proxy statement/prospectus to be distributed to the shareholders of First Keystone in connection with their vote on the merger. The information in this presentation is not a substitute for the registration statement or any other documents Bryn Mawr and First Keystone may file with the SEC.
Shareholders and investors may obtain free copies of the proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC’s website at www.sec.gov. Free copies of the proxy statement/prospectus and such other documents also may be obtained by directing a request by telephone or mail to the following:
Bryn Mawr Bank Corporation
801 Lancaster Avenue
Bryn Mawr, PA 19010
Attention: Robert J. Ricciardi, Corporate Secretary
Telephone Number: (610) 526-2059

Transaction Summary
Transaction Summary
Acquiror: Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller: First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock will be exchanged for
0.6973 BMTC shares
(1)
and $2.06 in cash
Transaction Value: $34 million
Merger Consideration
Adjustment:
Per Share Merger Consideration subject to downward
adjustment based on the rise of FKFS delinquencies above
a specified level one month prior to close
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
will join the BMTC Bank and Holding Company Boards as a
Director
Closing Condition:
Aggregate amount of FKFS delinquencies must be less than
$16.5 million
Required Approvals: Customary Regulatory and FKFS Shareholders
Expected Closing: Q2 2010
(1) Based upon BMTC’s average daily closing price for twenty consecutive trading days ending 10/30/2009 ($16.76)

Transaction Highlights
Transaction Highlights
Expands branch footprint into the attractive demographic markets of Delaware and Chester
County
Important component of strategic plan
Enhances long-term franchise value
Complementary business mix
Both banks have a “community focus”
Significant potential synergies identified in wealth management services and residential mortgage originations
Low risk Transaction
Extensive due diligence performed
Conservative credit mark estimated
Familiar markets of operation
Achievable cost savings identified
Material earnings per share accretion
Attractive internal rate of return
Pro Forma capital ratios remain significantly above “well capitalized” levels

Harleysville
Chalfont
BUCKS
Kulpsville
Montgomeryville
Warrington
Lansdale
North Wales
Newtown
Richboro
Limerick
Warminster
Royersford
Collegeville
Gwynedd
Maple Glen
Horsham
Churchville
Spring City
MONTGOMERY
Eagleville
Ambler
Hatboro
Willow Grove
Feastervil
Phoenixville
Trooper
Blue Bell
Audubon
Whitemarsh
Bridgeport
Norristown
Oreland
Bensalem
Pikeland
Plymouth Meeting
Flourtown
Jenkintown
PENNSYLVANIA
King of Prussia
Conshohocken
Cheltenham
Berwyn
Lionville
Exton
Paoli
Township of Delran
PHILADELPHIA
Thorndale
Downingtown
Newtown Square
Narberth
Palmyra
Caln
CHESTER
Ardmore
Upper Darby
Haverford
Philadelphia
Lenola
West Chester
Newtown Heights
Drexel Hill
Willistown
Yeadon
Camden
Cherry Hill
Westtown
Springfield
Darby
Sharon Hill
Media
Haddon Hills
Haddonfield
Concordville
Glenolden
Folcroft
Haddon Heights
Audubon
Village Green
Ridley Park
Westville
CAMDEN
DELAWARE
Voorhees
Kennett Square
Chester
Magnolia
Boothwyn
Paulsboro
Woodbury
Stratford
West Grove
Talleyville
Linwood
Gibbstown
Clementon
New Garden
Claymont
Blackwood
London
Pine Hill
Mantua
Edgemoor
NEW CASTLE
GLOUCESTER
Wilmington
Elsmere
Carneys Point
Pitman
Penns Grove
Stanton
Glassboro
New Jersey Tpke
Newark
Wilmington Manor Gardens
NEW JERSEY
Williamstown
DELAWARE
Brookside
Clayton
Pennsville
New Castle
Woodstown
Franklinville
Elkton
Atlantic City Ex

Expanding Southeastern PA Footprint
Expanding Southeastern PA Footprint
Source: SNL Financial
Pro forma financials do not include merger adjustments
BMTC data as of 9/30/2009; FKFS data as of 6/30/2009
(1)
Includes 7 limited service retirement community branches
Pro Forma Deposit Market Share – Delaware County, PA
2009
Total 2009
Deposits Total
in Market
Branch Market Share
Rank Institution (ST) Count ($M) (%)
1 Wells Fargo & Co. (CA) 21 1,630 15.3
2 Royal Bank of Scotland Group 23 1,585 14.9
3 Toronto-Dominion Bank 14 1,360 12.8
4 Citigroup Inc. (NY) 3 1,040 9.8
5 PNC Financial Services Group (PA) 11 929 8.7
6 Banco Santander S.A. 13 830 7.8
Pro Forma 14 563 5.3
7 Beneficial Mutual Bncp (MHC) (PA) 7 386 3.6
8 Alliance Bancorp of Penn (MHC) (PA) 8 338 3.2
9 First Keystone Financial (PA) 7 337 3.2
10 Bryn Mawr Bank Corp. (PA) 7 226 2.1
Top 10 114 8,662 81.3
Market Total 180 10,651 100.0
Bryn Mawr Bank Corp. (16)
First Keystone Financial, Inc. (8)
($ in millions)
BMTC FKFS Pro Forma
Assets $1,196 $525 $1,721
Loans 886 317 1,203
Deposits 899 354 1,253
Branches 16
(1)
8 24
Pro Forma Financials

Pro Forma Loans and Deposits
Pro Forma Loans and Deposits
Source: Company filings
FKFS loan and deposit data as of 6/30/2009
BMTC stand alone loan and deposit data as of 9/30/2009
Deposits
Loans
BMTC Stand Alone
Total: $886M
Total: $1.2B
Total: $899M
Total: $1.3B
Total: $317M
Total: $354M
BMTC Stand Alone
FKFS Stand Alone BMTC Pro Forma
FKFS Stand Alone BMTC Pro Forma
Time Deposits
47.7%
NOW & Other
Trans. Accts.
22.7%
MMDA &
Savings
24.4%
Demand
Deposits
5.1%
Consumer &
Other
18.0%
Commercial &
Industrial
7.0%
Residential
R.E.
46.1%
Commercial
R.E.
19.4%
Construction
R.E.
9.6%
Time Deposits
26.8%
NOW & Other
Trans. Accts.
14.3%
MMDA,
Savings, &
Other
40.2%
Demand
Deposits
18.7%
Consumer &
Other
26.8%
Commercial &
Industrial
26.8%
Residential
R.E.
13.3%
Commercial
R.E.
28.9%
Construction
R.E.
4.2%
Consumer &
Other
24.5%
Commercial &
Industrial
21.6%
Residential
R.E.
22.0%
Commercial
R.E.
26.4%
Construction
R.E.
5.6%
Time Deposits
32.7%
NOW & Other
Trans. Accts.
16.7%
MMDA,
Savings, &
Other
35.8%
Demand
Deposits
14.8%

Due Diligence
Due Diligence
Extensive due diligence conducted by BMTC and third parties over the past month
Conducted extensive credit diligence
BMTC and third party loan review
Reviewed over 65% of commercial portfolio (CRE, C&I, and Construction)
Multiple Construction / Commercial Real Estate sites visited
Conservative credit mark estimated
Estimated securities portfolio mark – to – market
KPMG hired to conduct tax and accounting due diligence assistance

Asset Quality
Asset Quality
Source: SNL Financial
BMTC Data as of 9/30/2009; FKFS data as of 6/30/2009
(1) Assumes write-down of FKFS’s nonaccrual loans
(2) Includes the impact of FAS 141R and FAS 157
(3) Does not include the impact of new accounting guidance under FAS 141R and FAS 157
NPAs / Loans + OREO (%) Reserves / Loans (%)
(1) (2)
(3)
1.05
1.69
1.14
June ‘09 March ‘09
1.24
0.00
1.36
NPAs / Loans + OREO
NCOs / Average Loans
Reserves / Loans
% %
First Keystone Financial, Inc.
Quarter Ended
1.15
0.32
1.15
Dec. ‘08 Sept. ‘08
0.34
0.23
1.19
June ‘08
0.21
0.00
1.17
% %
%
1.16%
0.87%
2.02%
0.00%
0.60%
1.20%
1.80%
2.40%
BMTC Stand
Alone
BMTC Pro
Forma
BMTC Pro
Forma
0.95%
0.71%
0.00%
0.30%
0.60%
0.90%
1.20%
BMTC Stand Alone BMTC Pro Forma

Bryn Mawr Bank Corporation Announces the Acquisition of First Keystone Financial, Inc. November 3, 2009